    As filed with the Securities and Exchange Commission on November 3, 1998
                                                       Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           PENWEST PHARMACEUTICALS CO.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   Washington
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

                                   91-1513032
--------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)

                    2981 Route 22, Patterson, N.Y.           12563-9970
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)

                    PENWEST PHARMACEUTICALS CO. SAVINGS PLAN
--------------------------------------------------------------------------------
                            (Full Title of the Plan)

                                 Tod R. Hamachek
                           Penwest Pharmaceuticals Co.
                                  2981 Route 22
                           Patterson, N.Y. 12563-9970
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 (914) 878-3414
--------------------------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================
       Title of                                       Proposed               Proposed
      Securities                Amount                 Maximum                Maximum               Amount of
         to be                   to be             Offering Price            Aggregate            Registration
      Registered              Registered              Per Share           Offering Price               Fee
------------------------ ---------------------- ---------------------- ---------------------- ---------------------
Common Stock,               750,000 shares             $5.88 (1)           $4,410,000 (1)            $1,226
$.001 par value
per share (2)
===================================================================================================================


----------------------------------
(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on October 27, 1998 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.
(2) Pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

PART I.  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The information required by Part I of Form S-8 is included in documents sent or given to participants in the Employee Profit Sharing and 401(K) Plan of Penwest Pharmaceuticals Co., a Washington corporation (the "Registrant"), pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         Item 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The Registrant is subject to the informational and reporting requirements of Sections 13(a), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission. The following documents, which are on file with the Securities and Exchange Commission, are incorporated in this Registration Statement by reference:

                  (a) The Registrant's latest annual report filed pursuant to Sections 13(a) or 15(d) of the Exchange Act, or effective registration statement on Form 10, filed under the Exchange Act, that contains, either directly or by incorporation by reference, audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

                  (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (a) above.

                  (c) The description of the Common Stock, $.001 par value per share ("Common Stock"), contained in the registration statement on Form 10 of the Registrant filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered hereby have been sold or which deregisters all shares of Common Stock then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         Item 4.  DESCRIPTION OF SECURITIES.

                  Not Applicable.

         Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not Applicable.

         Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  The Washington Business Corporation Act and the Company's Amended and Restated Bylaws provide for indemnification of the Company's directors and officers for liabilities and expenses that they may incur in such capacities. In general, under the Company's Amended and Restated Bylaws, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful. The Company has director and officer liability insurance that insures the directors and officers of the Company against certain liabilities.

         Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not Applicable.

         Item 8.  EXHIBITS.

                  (a) The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                  (b) The Registrant will submit the Plan to the Internal Revenue Service (the "IRS") in order to receive a determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, and will submit any amendments to the Plan to the IRS in a timely manner, and will make all changes required by the IRS in order to qualify, or continue the qualification, of the Plan.

         Item 9.  UNDERTAKINGS.

         1.       The Registrant hereby undertakes:

                  (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      to include any prospectus required by
                                    Section 10(a)(3) of the Securities Act;

                           (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the lower high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                           (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or
         Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         2. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be in the initial bona fide offering thereof.

         3. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Patterson, State of New York, on this 30th day of October, 1998.


                                       PENWEST PHARMACEUTICALS CO.



                                      By:  /s/ Tod R. Hamachek
                                          --------------------------------------
                                          Tod R. Hamachek
                                          Chairman of the Board and
                                          Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Patterson, State of New York, on October 30, 1998.

                                       Employee Profit Sharing and 401(k) Plan


                                       By: /s/ Jennifer L. Good
                                          --------------------------------------
                                                      Trustee


                               POWER OF ATTORNEY

         We, the undersigned officers and directors of Penwest Pharmaceuticals Co. hereby severally constitute Tod R. Hamachek, John V. Talley, Jr. and Jennifer L. Good, and each of them singly, our true and lawful attorneys with full power to any of them, and to each of them singly, to sign for us and in our names in the capacities indicated below the Registration Statement on Form S-8 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our name and on our behalf in our capacities as officers and directors to enable Penwest Pharmaceuticals Co. to comply with the provisions of the Securities Act and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


               Signature                                  Title                                       Date
               ---------                                  -----                                       ----

/s/ Tod R. Hamachek                      Chairman of the Board and Chief Executive               October 30, 1998
---------------------------------        Officer (Principal Executive Officer)
    Tod R. Hamachek

               Signature                                  Title                                       Date
               ---------                                  -----                                       ----

/s/ Jennifer L. Good                     Vice President, Finance and Chief Financial             October 30, 1998
---------------------------------        Officer (Principal Financial and Accounting
    Jennifer L. Good                     Officer)

/s/ John V. Talley, Jr.                  President, Chief Operating Officer, and                 October 30, 1998
----------------------------------       Director
    John V. Talley, Jr.

/s/ Paul E. Freiman                      Director                                                October 30, 1998
----------------------------------
    Paul E. Freiman

/s/ Jere E. Goyan, Ph.D.                 Director                                                October 30, 1998
----------------------------------
    Jere E. Goyan, Ph.D.

/s/ Rolf H. Henel                        Director                                                October 30, 1998
----------------------------------
    Rolf H. Henel

/s/ Robert J. Hennessey                  Director                                                October 30, 1998
----------------------------------
    Robert J. Hennessey

/s/ N. Stewart Rogers                    Director                                                October 30, 1998
----------------------------------
    N. Stewart Rogers


                          EXHIBIT INDEX


    EXHIBIT
      NO.                                      DESCRIPTION
    -------                                    -----------

     4.1*     --  Amended and Restated Articles of Incorporation.
     4.2**    --  Articles of Amendment to the Amended and Restated
                  Articles of Incorporation filed on June 19, 1998.
     4.3*     --  Amended and Restated Bylaws of the Registrant.
     4.4*     --  Specimen certificate representing the Common Stock.
     4.5**    --  Form of Rights  Agreement  dated as of July 27,  1988
                  between  the Company and the Rights Agent
     5.       --  Opinion of Hale and Dorr LLP
    23.1      --  Consent of Ernst & Young LLP
    23.2      --  Consent of Hale and Dorr LLP
                  (included in Exhibit 5).
    24.       --  Power of Attorney (included in the signature
                  pages of this Registration Statement)

----------

* Incorporated by reference to Exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-38389).

** Incorporated by reference to Exhibits to the Registrant's Registration
   Statement on Form 10 (File No. 000-23467)